UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 15, 2019

WEYLAND TECH INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51815	46-5057897
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, 16-079

New York, New York 10004

(Address of principal executive offices)

(808) 829-1057

(Registrant's telephone number, including area code)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On November 15, 2019, a Special Meeting of Stockholders (the “Special Meeting”) of Weyland Tech, Inc. (the “Company”) was held, pursuant to notice duly given.  At the Special Meeting, the Company’s stockholders were asked to consider and vote on the proposal to grant the Company’s Board of Director’s (the “Board”) discretionary authority to amend the Company’s certificate of incorporation to effectuate a reverse stock split of the Company’s common stock, $0.0001 par value (“Common Stock”), by a ratio of no less than 1-for-5 and no more than 1-for-20, with such ratio to be determined by the Board in its sole discretion (the “Reverse Split”), and with such Reverse Split to be effective at such time and date, if at all, as determined by the Board in its sole discretion, it being understood that the purpose of the Reverse Split is to attempt to obtain a listing on The Nasdaq Capital Market.  The Board had previously approved the Reverse Split on September 26, 2019, subject to stockholder approval.

As of September 27, 2019, the record date for the Special Meeting, there were 96,821,494 shares of Common Stock outstanding and entitled to vote. Present at the Special Meeting, either in person or represented by proxy, were 54,339,966 shares of Common Stock, representing approximately 56.12% shares of Common Stock outstanding and entitled to vote, constituting a quorum to conduct business at the Special Meeting.

The final voting results on these matters at the Special Meeting are set forth below. There were no broker non-votes for the proposal.

Vote For: 52,370,975	Vote Against: 1,968,645	Abstain: 346

The results reported above are final voting results. No other matters were considered or voted upon at the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYLAND TECH INC.

Dated: November 21, 2019	By:	/s/ Brent Y. Suen
Brent Y. Suen President and Chief Executive Officer